


                                                    CACHE, INC. AND SUBSIDIARIES
                                                     CONSOLIDATED BALANCE SHEETS


A S S E T S

                                                                                   December 27,              January 1,
                                                                                      2003                      2005
                                                                              -------------------       ------------------

CURRENT ASSETS
        Cash and equivalents                                                 $        16,887,000        $       16,848,000
        Marketable securities                                                         19,746,000                25,874,000
        Receivables, net                                                               4,614,000                 6,545,000
        Inventories                                                                   26,724,000                32,296,000
        Deferred income taxes and other tax assets                                       936,000                   567,000
        Prepaid expenses                                                               1,239,000                 1,851,000
                                                                             --------------------       ------------------
                    Total Current Assets                                              70,146,000                83,981,000

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                                             33,048,000                47,118,000

OTHER ASSETS                                                                             873,000                   832,000
                                                                             --------------------       ------------------
                    Total  Assets                                            $       104,067,000        $      131,931,000
                                                                             ====================       ==================



LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
        Accounts payable                                                     $        14,362,000        $       17,055,000
        Accrued compensation                                                           4,675,000                 1,927,000
        Accrued liabilities                                                           10,075,000                11,627,000
                                                                             --------------------       ------------------
                    Total Current Liabilities                                         29,112,000                30,609,000
                                                                             --------------------       ------------------


OTHER LIABILITIES                                                                      9,126,000                13,556,000
DEFERRED INCOME TAXES,  net                                                              687,000                 2,926,000



STOCKHOLDERS' EQUITY
       Common stock                                                                      100,000                   157,000
       Additional paid-in capital                                                     28,361,000                34,705,000
       Retained earnings                                                              36,681,000                49,978,000
                                                                             --------------------       ------------------
                    Total Stockholders' Equity                                        65,142,000                84,840,000
                                                                             --------------------       ------------------
Total Liabilities and Stockholders' Equity                                   $       104,067,000             $ 131,931,000
                                                                             ====================       ==================





                                                    CACHE, INC. AND SUBSIDIARIES
                                                  CONSOLIDATED STATEMENTS OF INCOME

                                                                                      52 Weeks Ended           53 Weeks Ended
                                                                               -----------------------        -----------------

                                                                                       DECEMBER 27,               JANUARY 1,
                                                                                          2003                      2005
                                                                               -----------------------        -----------------

NET SALES                                                                           $      216,256,000         $    247,300,000


COST OF SALES, including buying and occupancy                                              120,731,000              135,745,000
                                                                               -----------------------        ------------------

GROSS PROFIT                                                                                95,525,000              111,555,000
                                                                               -----------------------        ------------------

EXPENSES
    Store operating expenses                                                                63,546,000               76,466,000
    General and administrative expenses                                                     14,074,000               14,221,000
                                                                               -----------------------        ------------------
          TOTAL EXPENSES                                                                    77,620,000               90,687,000
                                                                               -----------------------        ------------------

OPERATING INCOME                                                                            17,905,000               20,868,000
                                                                               -----------------------        ------------------

OTHER INCOME (EXPENSE)
    Interest  income                                                                           259,000                  439,000
    Miscellaneous income (net)                                                                  14,000                   20,000
                                                                               -----------------------        ------------------
          TOTAL OTHER INCOME                                                                   273,000                  459,000
                                                                               -----------------------        ------------------

INCOME BEFORE INCOME TAXES                                                                  18,178,000               21,327,000

INCOME TAX PROVISION                                                                         7,089,000                8,030,000
                                                                               -----------------------        ------------------

NET INCOME                                                                         $        11,089,000        $      13,297,000
                                                                               =======================        ==================



BASIC EARNINGS PER SHARE                                                                         $0.78                    $0.85
                                                                               =======================        ==================



DILUTED EARNINGS PER SHARE                                                                       $0.75                    $0.83
                                                                               =======================        ==================



BASIC WEIGHTED AVERAGE SHARES OUTSTANDING                                                   14,256,000               15,589,000
                                                                               =======================        ==================


DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING                                                 14,721,000               16,004,000
                                                                               =======================        ==================



NUMBER OF STORES OPEN AT END OF PERIOD                                                             255                      291






                                                    CACHE, INC. AND SUBSIDIARIES
                                                 CONSOLIDATED STATEMENTS OF INCOME


                                                                          13 Weeks Ended                       14 Weeks Ended
                                                                         -------------------                -------------------

                                                                           DECEMBER 27,                       JANUARY 1,
                                                                               2003                              2005
                                                                        --------------------                -------------------

NET SALES                                                                $       64,622,000                  $      78,589,000

COST OF SALES, including buying and occupancy                                    34,270,000                         41,467,000
                                                                        --------------------                 ------------------

GROSS PROFIT                                                                     30,352,000                         37,122,000
                                                                        --------------------                 ------------------

EXPENSES
    Store operating expenses                                                     17,462,000                         22,842,000
    General and administrative expenses                                           4,169,000                          4,704,000
                                                                        --------------------                 ------------------
          TOTAL EXPENSES                                                         21,631,000                         27,546,000
                                                                        --------------------                 ------------------

OPERATING INCOME                                                                  8,721,000                          9,576,000
                                                                        --------------------                 ------------------

OTHER INCOME (EXPENSE)
    Interest  income                                                                 67,000                            130,000
    Miscellaneous income (net)                                                            0                                  0
                                                                        --------------------                 ------------------
          TOTAL OTHER INCOME                                                         67,000                            130,000
                                                                        --------------------                 ------------------

INCOME BEFORE INCOME TAXES                                                        8,788,000                          9,706,000

INCOME TAX PROVISION                                                              3,495,000                          3,498,000
                                                                        --------------------                 ------------------

NET INCOME                                                              $         5,293,000                  $       6,208,000
                                                                        ====================                 ==================


BASIC EARNINGS PER SHARE                                                              $0.35                              $0.40
                                                                        ====================                 ==================


DILUTED EARNINGS PER SHARE                                                            $0.34                              $0.39
                                                                        ====================                 ==================


BASIC WEIGHTED AVERAGE SHARES OUTSTANDING                                        14,955,000                         15,645,000
                                                                        ====================                 ==================


DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING                                      15,470,000                         16,060,000
                                                                        ====================                 ==================


NUMBER OF STORES OPEN AT END OF PERIOD                                                  255                                291

